SUNSTONE FINANCIAL GROUP, INC.
                        207 E. Buffalo Street, Suite 400
                          Milwaukee, Wisconsin  53202
                                 (414) 271-5885
                              Fax:  (414) 271-5910

February 21, 1997

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, DC  20549

Re:  The Aquinas Funds, Inc.
     (33-70978; 811-8122)
     Filing Pursuant to Rule 30b2-1 and Section 24(b) under the Investment Company Act of 1940

Ladies and Gentlemen:

On behalf of the above-referenced registered investment company, transmitted herewith for filing pursuant to Rule 30b2-1 and Section 24(b) under the Investment Company Act of 1940, as amended, is the Funds' Annual Report for the year ending December 31, 1996. Questions regarding this filing may be directed to the undersigned at (414) 271-5885.

Sincerely,

/s/ Constance Dye Shannon
Constance Dye Shannon
Legal and Compliance Manager

cc:  Richard L. Teigen, Esq.

Encl.


                                     (LOGO)

                                 AQUINAS FUNDS

                                 ANNUAL REPORT

                               December 31, 1996



DEAR                                                          February 1997
SHAREHOLDER:

Thank you for your continued confidence in the Aquinas Funds. We are pleased to report on the financial performance and the social responsibility results for 1996 and we believe that you will be quite happy with the results. You have given us your investments in order for us to achieve returns commensurate with reasonable risk and we achieved that goal. As you are aware, we remain fully invested which means that we only hold enough cash to meet anticipated redemptions. We do not attempt to time the markets and we feel that the long term view for equities is very good.

Your equity focused funds did very well in 1996. Equity Growth was our top performer with a total return of 22.9%. (Please refer to the Total Return table and $10,000 Investment chart on page 4.) This compares to 17.48% for the Lipper Growth Fund Index<F1>. This portfolio invests in growth companies that range from regionally established smaller companies to some of the largest corporations in America. In order to reduce risk, we maintain over 100 companies in this portfolio and diversify them through a wide range of industries. We do not concentrate on a specific sector. Two different portfolio management companies apply different investing styles to achieve these solid returns. In general, small and medium size stocks in this portfolio were outperformed by the larger size stocks in this portfolio this year and our investment styles, which allocate 50% of the portfolio to larger capitalization stocks and 50% to small and medium cap stocks, allowed us to realize the rewards of this fact. This is one of the reasons for our diversification and why we outperformed the Russell 3000 benchmark and almost equaled the S&P 500 benchmark.

Your Equity Income Fund had a total return of 20.4% compared to 17.89% for the Lipper Equity Income Fund Index<F2>. (Please refer to the Total Return table and $10,000 Investment chart on page 5.) This fund also has two different portfolio managers which use different value approaches in a wide range of industry sectors. Companies in this portfolio all pay dividends and are primarily the larger companies in the United States stock markets.

Your Balanced Fund has five different portfolio managers and achieved a total return of 15.3% compared to 13.01% for the Lipper Balanced Fund Index<F3>. (Please refer to the Total Return table and $10,000 Investment chart on page 6.) The current asset allocation would generally be divided into two major categories: Equities 60% and Fixed Income 40%. The quality of fixed income is investment grade and the equities are widely diversified among large, medium and small companies with growth and income integrated into the corporate mix.

Your Fixed Income Fund was designed for conservative investors who desired immediate access to their funds if it was needed. The Fund returned 3% compared to 2.61% for the Lipper Corporate Debt Funds A-Rated Index<F4>. in 1996 but has earned 9.3% on average over the last two years. (Please refer to the Total Return table and $10,000 Investment chart on page 7.) As you are aware, the last few years of interest rate movement have been dramatic and this Fund provides a solid return with the opportunity for capital gains and lower volatility.

Your investments also accomplished some major results as socially responsible investments. The following is a partial list of some major results:

ABORTION - We obtained a statement from six major drug companies in our portfolio that they would not be involved in the production or distribution of the RU-486 French Abortion pill that was approved by the Food & Drug Administration.

CONTRACEPTION - We have reviewed all companies in our portfolio for their contributions to Planned Parenthood. Companies that have given in the past have been asked to rethink their past donation rationale and we believe that we will see fewer contributions in the future.

AFFORDABLE HOUSING - We are working in this area by examining the Community Reinvestment Act records of the banks and thrifts in our portfolios, reviewing their loan records, and low income product lines. As a result, we are in detailed conversations with major banks about improving their records in this area.

MILITARY WEAPONS OF MASS DESTRUCTION - We believe that a strong national defense is important to the U.S. and the free world. Our strong national defense resulted in the overthrow of communism and a breakup of the Soviet Union. Currently, the defense industry is downsizing and developing more commercial applications of military technology. We are encouraging mergers of these companies in order to allow some defensive weapons production capacity to remain; and, we support the migration to peaceful uses of military technology such as global positioning satellites to guide cars to destinations. We will be looking at the production of landmines in 1997 in order to assure that they only have a limited life. After wars are over, landmines are still a major source of injury to innocent civilians.

GENDER DISCRIMINATION - We obtained a commitment from a major bank to add female directors in the future. We have had communications with a number of companies on this topic. We expect that companies will be gender neutral in their decisions regarding directors and senior officers of the corporations.

RACE DISCRIMINATION - Texaco is a terrible story about racism at high levels in a major company. As a shareholder, we are intent on holding Texaco's feet to the fire on this issue. The head of Texaco, Peter Bijur, has appeared at a meeting of the Interfaith Center for Corporate Responsibility (ICCR), of which we are a member, to explain their response to the revelations in November. Shareholder proposals are being coordinated by ICCR. We are reserving part of our Texaco holdings to support these proposal initiatives.

VIOLENCE IN THE MEDIA - The annual UCLA study on violence states that violence on TV is at its lowest level in years! Congress has passed the Violence (V)-chip law, which we supported, to develop a TV ratings system. NBC-TV (owned by GE) has the lowest level of violence on TV and is highest in the ratings. Disney acquired ABC-TV and they have added a Jesuit priest to their board of directors as a result of pressure from us and others because of our concerns about the lack of internal controls and guidance in production standards. In 1997, we will work with the advertising departments of companies in our portfolio that advertise on television. With a ratings system now in place, advertising will impact programming.

TOBACCO - American Brands has totally divested all tobacco manufacture. The second largest provider of billboards in the U.S. will discontinue selling space to advertise tobacco in 1998. A major retailer is stopping the sale of cigarettes in their department stores, and a number of gasoline station chains are reviewing the sale of cigarettes in the convenience stores that are part of the gas station complex.

SWEATSHOP LABOR - A major entertainment corporation withdrew their objection to placing a shareholder proposal on their proxy regarding sweatshop labor being used in the production of items they sell.

The race discrimination, tobacco and sweatshop labor activities listed above have been accomplished through our initiative and through our fellow ICCR member initiatives which we support in multiple ways.

As an investor, you can be proud of the total performance of your funds. The results prove that you can achieve financial objectives and improve corporate standards on issues of major importance to the well being of our communities. Every day when you look in a mirror, you know where you stand. Your investments are supporting a process that allows you, a partial owner of major corporations, to have a say in what the corporation stands for. And you can influence the impact of a corporation on its shareholders, customers, community and employees. As an investor in the Aquinas Funds, you are achieving impressive results. We look forward to a successful 1997.

Sincerely,

/s/Bernard P. DiFiore

Bernard P. DiFiore
President and Treasurer

<F1>  The Lipper Growth Fund Index is an unmanaged index comprised of the largest 30 of the 673 funds in the Lipper Growth Fund category. Funds included in the category are, by definition, those which normally invest in companies whose long-term earnings are expected to grow significantly faster than the stocks represented in the major unmanaged stock indices.

<F2>  The Lipper Equity Income Fund Index is an unmanaged index comprised of the largest 30 of the 164 funds in the Lipper Equity Income Fund category. Funds included in the category are, by definition, those that seek relatively high current income and growth of income through investing 60% or more of its portfolio assets in equities.

<F3>  The Lipper Balanced Fund Index is an unmanaged index comprised of the largest 30 of the 227 funds in the Lipper Balanced Fund category. Funds included in the category are, by definition, those whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

<F4>  The Lipper Corporate Debt Fund A-Rated Index is an unmanaged index comprised of the 30 largest of the 110 funds in the Lipper Corporate Debt Fund A-Rated category. Funds included in the category are, by definition, those which invest 65% of its assets in corporate debt issues rated "A" or better or government issues.



THE FUNDS IN REVIEW

AQUINAS EQUITY GROWTH FUND

The Fund seeks capital appreciation by investing in a diversified portfolio of equity securities (primarily common stocks) that are believed to offer above-average potential for growth in revenues, profits or cash flow. Dividend and interest income are not important considerations in selecting investments. This Fund is designed for investors wishing to capitalize on the growth in companies with reasonable levels of risk.

                                 TOTAL RETURNS
                       For Period Ended December 31, 1996
                                                        Average
                                                         Annual
                                      One                Since
                                      Year           Inception<F5>
-------------------------------------------------------------------
Aquinas Equity
Growth Fund                          22.90%             14.31%
S&P 500 Stock Index                  22.96%             19.71%
Russell 3000 Index                   21.82%             18.67%
-------------------------------------------------------------------
<F5>January 3, 1994 inception


                     Jan. 3, 1994   Dec. 1994    Dec. 1995   Dec. 1996
                     --------------------------------------------------
AQUINAS EQUITY
GROWTH FUND             $10,000      $ 9,322      $12,145     $14,927
S&P 500 Stock Index     $10,000      $10,132      $13,939     $17,140
Russell 3000 Index      $10,000      $10,178      $13,705     $16,695

This chart assumes an initial gross investment of $10,000 made on 1/3/94 (inception). Returns shown include the reinvestment of all dividends. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Russell 3000 Index is composed of the 3,000 largest U.S. securities, as determined by total market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market.



AQUINAS EQUITY INCOME FUND

The Fund seeks growth of capital and a high level of current income by investing principally in conservative income-producing equity securities (typically, dividend-paying common stocks).

                                 TOTAL RETURNS
                       For Period Ended December 31, 1996

                                                        Average
                                                         Annual
                                      One                Since
                                      Year           Inception<F6>
-------------------------------------------------------------------
Aquinas Equity
Income Fund                          20.43%             16.64%
S&P 500 Stock Index                  22.96%             19.71%
-------------------------------------------------------------------
<F6>January 3, 1994 inception


                     Jan. 3, 1994   Dec. 1994    Dec. 1995   Dec. 1996
                     --------------------------------------------------
AQUINAS EQUITY
INCOME FUND             $10,000      $ 9,707      $13,165     $15,854
S&P 500 Stock Index     $10,000      $10,132      $13,939     $17,140

This chart assumes an initial gross investment of $10,000 made on 1/3/94 (inception). Returns shown include the reinvestment of all dividends. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.



AQUINAS BALANCED FUND

The Fund seeks long-term growth of capital consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks of established companies and investment-grade fixed income securities. The Fund expects to maintain approximately 65% of its assets in common stocks and 35% in fixed income securities. At year end 1996, the Fund had an asset allocation of 40% fixed income, 30% income equity and 30% growth equity segments. The duration of the fixed income components is 4.51 years. If the Fund had invested a greater percentage in equities versus fixed income, the performance probably would have improved. However, we believe that the current asset allocation is appropriate when viewed against an equities market that has been increasing in value dramatically in 1995 and 1996.

                                 TOTAL RETURNS
                       For Period Ended December 31, 1996

                                                        Average
                                                         Annual
                                      One                Since
                                      Year           Inception<F7>
-------------------------------------------------------------------
Aquinas
Balanced Fund                        15.29%             11.25%
Lehman Bros. Gov't./
  Corp. Bond Index                    2.91%              5.80%
S&P 500 Stock Index                  22.96%             19.71%
-------------------------------------------------------------------
<F7>January 3, 1994 inception


                     Jan. 3, 1994   Dec. 1994    Dec. 1995   Dec. 1996
                     --------------------------------------------------

AQUINAS BALANCED FUND   $10,000      $ 9,694      $11,937     $13,763
Lehman Bros. Gov't./
  Corp. Bond Index      $10,000      $ 9,649      $11,505     $11,840
S&P 500 Stock Index     $10,000      $10,132      $13,939     $17,140

This chart assumes an initial gross investment of $10,000 made on 1/3/94 (inception). Returns shown include the reinvestment of all dividends. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Government/Corporate Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies).

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.



AQUINAS FIXED INCOME FUND

The Fund seeks to provide a high level of current income, with a reasonable opportunity for capital appreciation. The Fixed Income Fund is designed for investors with current income needs. This Fund invests primarily in a diversified portfolio of investment-grade fixed income securities. This portfolio had a duration of 4.42 years. This means that the value of the securities will go down as the interest rates rise; and, conversely, the securities' values will go up when interest rates decline. Because our duration is relatively short, the effect on securities values would not be very dramatic in either direction.

                                 TOTAL RETURNS
                       For Period Ended December 31, 1996

                                                        Average
                                                         Annual
                                      One                Since
                                      Year           Inception<F8>
-------------------------------------------------------------------
Aquinas Fixed
Income Fund                           2.83%              5.04%
Lehman Bros. Gov't./
  Corp. Bond Index                    2.91%              5.80%
-------------------------------------------------------------------
<F8>January 3, 1994 inception


                     Jan. 3, 1994   Dec. 1994    Dec. 1995   Dec. 1996
                     -------------------------------------------------
AQUINAS FIXED
INCOME FUND             $10,000      $ 9,691      $11,266     $11,585
Lehman Bros. Gov't./
  Corp. Bond Index      $10,000      $ 9,649      $11,505     $11,840

This chart assumes an initial gross investment of $10,000 made on 1/3/94 (inception). Returns shown include the reinvestment of all dividends. Performance reflects fee waivers in effect. Absent fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Lehman Brothers Government/Corporate Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies).



FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

 Principal
  Amount                                                           Value
 ---------                                                         -----

            FIXED INCOME BONDS 90.75%

            ASSET-BACKED SECURITIES 9.48%
  $825,000  Amresco Residential Securities
            Mortgage Loan Trust,
            8.075%, 04/25/26                                    $   855,391
   275,000  Amresco Residential Securities
            Mortgage Loan Trust,
            7.05%, 4/25/27                                          269,345
   375,000  Chase Manhattan Auto Owner Trust,
            5.95%, 11/15/00                                         373,671
   350,000  Chase Manhattan Credit Card Master
            Trust, 7.04%, 2/15/04                                   358,505
   375,000  EQCC Home Equity Loan Trust,
            8.95%, 1/15/15                                          407,205
   300,000  Ford Credit Auto Trust,
            6.50%, 11/15/99                                         302,680
   250,000  Green Tree Financial Corp.,
            6.35%, 12/15/26                                         249,144
   350,000  Premier Auto Trust,
            6.50%, 03/6/00                                          352,575
   175,000  UCFC Home Equity Loan Trust,
            7.825%, 12/15/27                                        179,856
   183,589  Union Federal Savings Bank Trust,
            4.875%, 2/15/00                                         181,716
                                                                 ----------
                                                                  3,530,088
                                                                 ----------

            CORPORATE BONDS 44.44%
   467,000  American Express Credit Corp.,
            8.50%, 6/15/99                                          490,934
   525,000  Associates Corp. of North America,
            7.75%, 2/15/05                                          553,875
   500,000  BarclaysAmerican Corp.,
            7.875%, 8/15/98                                         511,875
   500,000  Bellsouth Capital Funding,
            6.04%, 11/15/26                                         495,625
   600,000  Citicorp,
            8.00%, 2/1/03                                           637,500

            CORPORATE BONDS 44.44% (CONT'D.)
  $375,000  Coca-Cola Enterprises, Inc.,
            7.00%, 10/1/26                                         $382,500
   600,000  Commercial Credit Co.,
            7.875%, 2/1/25                                          648,750
   350,000  Commonwealth Edison Co.,
            8.375%, 10/15/06                                        376,250
   350,000  El Paso Natural Gas Co.,
            6.75%, 11/15/03                                         348,250
   440,000  Endesa-Chile Overseas,
            7.20%, 4/1/06                                           437,800
   800,000  Ford Motor Credit,
            8.375%, 1/15/00                                         842,000
   629,000  General Electric Capital Corp.,
            8.30%, 9/20/09                                          706,839
   600,000  General Motors Acceptance Corp.,
            8.875%, 6/1/10                                          695,250
   500,000  Grace (W.R.) & Co.,
            8.00%, 8/15/04                                          520,625
   550,000  Grand Metropolitan Investment PLC,
            7.45%, 4/15/35                                          576,125
   600,000  Heller Financial Corp.,
            9.375%, 3/15/98                                         622,500
   550,000  Household Finance Corp.,
            7.125%, 4/30/99                                         558,938
   650,000  Lehman Brothers, Inc.,
            8.80%, 3/1/15                                           734,500
   400,000  Lockheed Martin Corp.,
            6.85%, 5/15/01                                          404,000
   200,000  Motorola, Inc.,
            8.40%, 8/15/31                                          235,750
   650,000  Nabisco, Inc.,
            6.80%, 9/1/01                                           652,515
   350,000  Nabisco, Inc.,
            7.55%, 6/15/15                                          345,188
   300,000  NationsBank Corp.,
            8.57%, 11/15/24                                         346,125

FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1996

 Principal
  Amount                                                            Value
 ---------                                                          -----
            CORPORATE BONDS 44.44% (CONT'D.)
  $590,000  New Jersey Bell Telephone Co.,
            7.85%, 11/15/29                                   $     646,050
   500,000  Pacific Gas & Electric Co.,
            7.67%, 12/15/98                                         513,125
   750,000  Quebec Province,
            6.29%, 3/6/26                                           732,345
   385,000  Rodamco NV,
            7.30%, 5/15/05                                          391,256
   400,000  Rollins Truck Leasing Corp.,
            7.00%, 3/15/01                                          405,000
   650,000  Southern California Edison Co.,
            5.60%, 12/15/98                                         643,500
   400,000  Union Pacific Resources,
            7.00%, 10/15/06                                         403,500
   680,000  WMX Technologies, Inc.,
            6.65%, 5/15/05                                          685,100
                                                                 ----------
                                                                 16,543,590
                                                                 ----------

            U.S. GOVERNMENT AGENCIES 17.35%
   405,980  FHLMC, Pool 50361,
            9.00%, 11/1/05                                          425,137
   455,287  FHLMC, Pool 303084,
            9.00%, 8/1/07                                           476,770
   750,000  FHLMC, Series 1576, Class PH,
            6.00%, 1/15/08                                          718,988
   863,613  FHLMC, Pool 555316,
            9.00%, 3/1/15                                           912,461
   725,000  FHLMC, Series 1577, Class PH,
            6.30%, 3/15/23                                          702,819
   475,000  FNMA, 4.875%, 10/15/98                                  466,421
   400,000  FNMA, 6.08%, 9/3/03                                     383,476
   177,714  FNMA, Pool 70497,
            9.00%, 12/1/04                                          186,100
   400,000  FNMA, 6.89%, 4/25/06                                    406,256
   850,000  FNMA, Series 1994-59, Class PE,
            5.00%, 3/25/22                                          807,854

            U.S. GOVERNMENT AGENCIES 17.35% (CONT'D.)
 $ 375,000  Guaranteed Export Certificates,
            6.28%, 6/15/04                                     $    372,488
   600,000  Tennessee Valley Authority,
            6.235%, 7/15/45                                         601,500
                                                                 ----------
                                                                  6,460,270
                                                                 ----------

            U.S. TREASURY OBLIGATIONS 19.48%
   385,000  U.S. Treasury Bond,
            8.875%, 8/15/17                                         475,814
   740,000  U.S. Treasury Bond,
            8.00%, 11/15/21                                         849,653
   500,000  U.S. Treasury Note,
            6.125%, 5/15/98                                         502,585
 1,960,000  U.S. Treasury Note,
            5.50%, 11/15/98                                       1,947,515
   280,000  U.S. Treasury Note,
            7.75%, 1/31/00                                          293,093
 1,000,000  U.S. Treasury Note,
            7.125%, 2/29/00                                       1,029,790
 1,500,000  U.S. Treasury Note,
            6.25%, 8/31/00                                        1,506,150
   400,000  U.S. Treasury Note,
            7.50%, 2/15/05                                          427,744
   610,000  U.S. Treasury Strips, 2/15/20                           125,983
   500,000  U.S. Treasury Strips, 11/15/21                           92,085
                                                                 ----------
                                                                  7,250,412
                                                                 ----------

            Total Fixed Income Bonds
           (cost $33,407,128)                                    33,784,360
                                                                 ----------



FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1996

 Principal
  Amount                                                           Value
 ---------                                                         -----
            SHORT-TERM INVESTMENTS 7.95%

$2,961,961  UMB Bank n.a. Money Market
            Fiduciary                                          $  2,961,961
                                                                -----------

            Total Short-term Investments
            (cost $2,961,961)                                     2,961,961
                                                                -----------

            Total Investments 98.70%
            (cost $36,369,089)                                   36,746,321

            Other assets
            less liabilities 1.30%                                  482,673
                                                                -----------
            NET ASSETS 100.00%                                  $37,228,994
                                                                ===========
            See notes to financial statements.



EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

   Number
 of Shares                                                        Value
 ---------                                                        -----

            COMMON STOCKS 96.13%

            AEROSPACE 1.85%
    12,100  Northrop Grumman Corp.                               $1,001,275
                                                                -----------

            AUTOMOTIVE RELATED INDUSTRIES 2.73%
    15,400  Chrysler Corp.                                          508,200
    30,500  Ford Motor Co.                                          972,188
                                                                -----------
                                                                  1,480,388
                                                                -----------

            BANKING 7.79%
    16,100  Bankers Trust New York Corp.                          1,388,625
     6,400  Chase Manhattan Corp.                                   571,200
    23,700  Mellon Bank Corp.                                     1,682,700
    15,400  PNC Bank Corp.                                          579,425
                                                                -----------
                                                                  4,221,950
                                                                -----------

            BREWERIES 0.93%
    12,600  Anheuser-Busch Cos., Inc.                               504,000
                                                                -----------

            CHEMICALS 5.30%
    10,000  Chemed Corp.                                            365,000
    33,000  Crompton & Knowles Corp.                                635,250
     5,300  Dow Chemical Co.                                        415,387
     5,800  du Pont (E.I.) de Nemours and Co.                       547,375
     8,000  Eastman Chemical Co.                                    442,000
    10,000  Great Lakes Chemical Corp.                              467,500
                                                                -----------
                                                                  2,872,512
                                                                -----------

            COMPUTER EQUIPMENT 1.39%
     5,000  International Business Machines
            Corp.                                                   755,000
                                                                -----------

            CONSTRUCTION 0.92%
     8,200  Vulcan Materials Co.                                    499,175
                                                                -----------

            CONSUMER PRODUCTS 0.97%
    10,600  American Brands, Inc.                                   526,025
                                                                -----------

    Number
 of Shares                                                        Value
 ---------                                                        -----

            CONSUMER SERVICES 0.86%
    22,116  Jostens, Inc.                                       $   467,201
                                                                -----------

            DRUGS 2.92%
     8,400  American Home Products Corp.                            492,450
     5,000  Bristol-Myers Squibb Co.                                543,750
    13,700  Pharmacia & Upjohn, Inc.                                542,862
                                                                -----------
                                                                  1,579,062
                                                                -----------

            ELECTRIC UTILITIES 3.26%
    15,500  DTE Energy Co.                                          501,813
     8,000  FPL Group, Inc.                                         368,000
    19,500  PP&L Resources, Inc.                                    448,500
    24,000  Washington Water Power Co.                              447,000
                                                                -----------
                                                                  1,765,313
                                                                -----------

            ELECTRONICS 4.71%
    22,600  AMP, Inc.                                               867,275
     8,000  General Electric Co.                                    791,000
    14,000  Texas Instruments, Inc.                                 892,500
                                                                -----------
                                                                  2,550,775
                                                                -----------

            FINANCIAL SERVICES 2.05%
    39,900  Bear Stearns Cos., Inc.                               1,112,212
                                                                -----------

            FOOD 1.93%
    14,900  Supervalu, Inc.                                         422,788
    19,050  Sysco Corp.                                             621,506
                                                                -----------
                                                                  1,044,294
                                                                -----------

            FOREST AND PAPER PRODUCTS 0.83%
    10,500  Potlatch Corp.                                          451,500
                                                                -----------

            HEALTH CARE EQUIPMENT
            AND SUPPLIES 1.72%
    19,000  Bard (C. R.), Inc.                                      532,000
     9,700  Baxter International, Inc.                              397,700
                                                                -----------
                                                                    929,700
                                                                -----------


EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1996

  Number
of Shares                                                          Value
---------                                                          -----
            HOLDING COMPANIES 1.68%
    26,700  RJR Nabisco Holdings Corp.                           $  907,800
                                                                -----------

            HOSPITAL MANAGEMENT & SERVICES 1.02%
    13,500  Columbia/HCA Healthcare Corp.                           550,125
                                                                -----------

            HOUSEHOLD APPLIANCES 0.95%
    26,100  Maytag Corp.                                            515,475
                                                                -----------

            HOUSEHOLD PRODUCTS 2.11%
    26,850  Dial Corp.                                              396,038
     7,500  Tambrands, Inc.                                         306,562
    26,850  Viad Corp.                                              443,025
                                                                -----------
                                                                  1,145,625
                                                                -----------

            INSURANCE 5.51%
     7,800  Aetna Life and Casualty Co.                             624,000
    18,800  American General Corp.                                  768,450
     3,450  General Re Corp.                                        544,238
     4,700  MBIA, Inc.                                              475,875
    11,200  Provident Cos., Inc.                                    575,400
                                                                -----------
                                                                  2,987,963
                                                                -----------

            LEISURE 1.09%
    24,600  Brunswick Corp.                                         590,400
                                                                -----------

            METAL PRODUCTS 0.89%
     7,600  Aluminum Company of America                             484,500
                                                                -----------

            MINING 2.87%
    13,000  Newmont Mining Corp.                                    581,750
    14,400  Phelps Dodge Corp.                                      972,000
                                                                -----------
                                                                  1,553,750
                                                                -----------

            NATURAL GAS UTILITIES 5.29%
    17,000  Equitable Resources, Inc.                               505,750
    16,300  NICOR, Inc.                                             582,725
    19,300  Pacific Gas & Electric Co.                              405,300
    20,000  PanEnergy Corp.                                         900,000


   Number
 of Shares                                                        Value
 ---------                                                        -----

            NATURAL GAS UTILITIES 5.29% (CONT'D.)
    14,000  Peoples Energy Corp.                                $   474,250
                                                                -----------
                                                                  2,868,025
                                                                -----------

            OFFICE EQUIPMENT 2.01%
     8,500  Harris Corp.                                            583,313
     9,600  Xerox Corp.                                             505,200
                                                                -----------
                                                                  1,088,513
                                                                -----------

            OIL AND GAS 11.26%
    10,000  Amerada Hess Corp.                                      578,750
     6,300  Amoco Corp.                                             507,150
     3,800  Atlantic Richfield Co.                                  503,500
     8,000  Camco International, Inc.                               369,000
     9,000  Chevron Corp.                                           585,000
     8,000  Louisiana Land & Exploration Co.                        429,000
    12,700  Repsol SA-ADR                                           484,187
    10,100  Texaco, Inc.                                            991,063
    32,700  Ultramar Diamond Shamrock Corp.                       1,034,137
    16,500  Williams Cos., Inc.                                     618,750
                                                                -----------
                                                                  6,100,537
                                                                -----------

            PERSONAL SERVICES 1.14%
    22,000  Service Corp. International                             616,000
                                                                -----------

            PRINTING AND PUBLISHING 2.44%
    15,000  Deluxe Corp.                                            491,250
     6,875  Dun & Bradstreet Corp.                                  163,281
    20,300  Harland (John H.) Co.                                   669,900
                                                                -----------
                                                                  1,324,431
                                                                -----------

            REAL ESTATE 0.99%
    13,400  Meditrust Corp.                                         536,000
                                                                -----------

            RETAIL 1.59%
     8,700  Penney (J.C.) Co., Inc.                                 424,125
    19,000  Wal-Mart Stores, Inc.                                   434,625
                                                                -----------
                                                                    858,750
                                                                -----------



EQUITY INCOME FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1996


  Number
of Shares                                                          Value
---------                                                          -----
            SEMICONDUCTORS 1.62%
     6,700  Intel Corp.                                        $    877,281
                                                                -----------

            STEEL/IRON 0.38%
     4,000  Nucor Corp.                                             204,000
                                                                -----------

            TELECOMMUNICATIONS 7.19%
    21,400  AT&T Corp.                                              930,900
    18,200  GTE Corp.                                               828,100
    13,200  Pacific Telesis Group                                   485,100
    12,700  Southern New England Telecommunications Corp.           493,713
    15,800  Sprint Corp.                                            630,025
    16,400  US West Communications Group                            528,900
                                                                -----------
                                                                  3,896,738
                                                                -----------

            TEXTILES 0.52%
     6,600  Springs Industries, Inc., Class A                       283,800
                                                                -----------

            TOBACCO PRODUCTS 2.87%
     6,600  Philip Morris Cos., Inc.                                743,325
    25,100  UST, Inc.                                               812,612
                                                                -----------
                                                                  1,555,937
                                                                -----------

            TRANSPORTATION 2.55%
    18,000  Alexander & Baldwin, Inc.                               450,000
     9,400  GATX Corp.                                              455,900
    11,000  PHH Corp.                                               473,000
                                                                -----------
                                                                  1,378,900
                                                                -----------

            Total Common Stocks
            (cost $40,663,606)                                   52,084,932
                                                                -----------


Principal
  Amount                                                           Value
---------                                                          -----

            SHORT-TERM INVESTMENTS 3.63%

$1,967,322  UMB Bank n.a. Money Market
            Fiduciary                                          $  1,967,322
                                                                -----------
            Total Short-term Investments
            (cost $1,967,322)                                     1,967,322
                                                                -----------

            Total Investments 99.76%
            (cost $42,630,928)                                   54,052,254

            Other assets
            less liabilities 0.24%                                  132,035
                                                                -----------

            NET ASSETS 100.00%                                  $54,184,289
                                                                ===========

            See notes to financial statements.



EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

  Number
of Shares                                                          Value
---------                                                          -----

            COMMON STOCKS 95.87%

            ADVERTISING 1.72%
     4,200  Catalina Marketing Corp.<F9>                           $231,525
     5,550  Outdoor Systems, Inc.<F9>                               156,094
                                                                -----------
                                                                    387,619
                                                                -----------

            AEROSPACE 1.08%
     4,900  Precision Castparts Corp.                               243,163
                                                                -----------

            APPAREL 2.90%
     1,900  Gap, Inc.                                                57,238
     2,500  Jones Apparel Group, Inc.<F9>                            93,437
     3,600  Liz Claiborne, Inc.                                     139,050
     3,900  Nautica Enterprises, Inc.<F9>                            98,475
     1,800  Nike, Inc., Class B                                     107,550
     2,200  St. Johns Knits, Inc.                                    95,700
     2,200  Wolverine World Wide, Inc.                               63,800
                                                                -----------
                                                                    655,250
                                                                -----------

            BANKING 2.47%
     1,700  BankAmerica Corp.                                       169,575
     1,900  Chase Manhattan Corp.                                   169,575
       800  Citicorp                                                 82,400
     2,000  First Bank System, Inc.                                 136,500
                                                                -----------
                                                                    558,050
                                                                -----------

            BUSINESS SERVICES 3.76%
     3,500  APAC Teleservices, Inc.<F9>                             134,312
     4,600  Cincinnati Bell, Inc.                                   283,475
     8,400  National Education Corp.<F9>                            128,100
     5,900  Paychex, Inc.                                           303,481
                                                                -----------
                                                                    849,368
                                                                -----------

            CHEMICALS 1.83%
     3,500  Allied-Signal, Inc.                                     234,500
     3,900  Praxair, Inc.                                           179,887
                                                                -----------
                                                                    414,387

   Number
 of Shares                                                        Value
 ---------                                                        -----

            COMMERCIAL SERVICES 0.30%
     2,400  Sabre Group Holdings, Inc.<F9>                      $    66,900
                                                                -----------

            COMMUNICATIONS 0.29%
     2,500  WorldCom, Inc.<F9>                                       65,156
                                                                -----------

            COMPUTER COMPONENTS AND
            SOFTWARE 6.78%
     3,800  BMC Software, Inc.<F9>                                  157,225
     6,100  Cisco Systems, Inc.<F9>                                 388,113
     1,800  Concord EFS, Inc.<F9>                                    50,850
     5,200  FORE Systems, Inc.<F9>                                  170,950
     2,400  Microsoft Corp.<F9>                                     198,300
     3,200  Parametric Technology Corp.<F9>                         164,400
     9,300  Sterling Commerce, Inc.<F9>                             327,825
     2,200  Transaction Systems
            Architects, Inc.<F9>                                     73,150
                                                                -----------
                                                                  1,530,813
                                                                -----------

            COMPUTER SERVICES 6.01%
     2,300  BDM International, Inc.<F9>                             124,775
     2,700  Computer Associates
            International, Inc.                                     134,325
     4,400  Computer Horizons Corp.<F9>                             169,400
     8,500  Equifax, Inc.                                           260,313
     4,600  First Data Corp.                                        167,900
     5,600  Keane, Inc.<F9>                                         177,800
     3,950  Oracle Systems Corp.<F9>                                164,912
     4,000  Sungard Data Systems, Inc.<F9>                          158,000
                                                                -----------
                                                                  1,357,425
                                                                -----------

            CONSUMER SERVICES 0.85%
     8,050  CUC International, Inc.<F9>                             191,187
                                                                -----------

            DRUGS 5.62%
     3,900  Abbott Laboratories                                     197,925
     2,100  Amgen, Inc.<F9>                                         114,187
     5,400  Dura Pharmaceuticals, Inc.<F9>                          257,850


EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1996

  Number
of Shares                                                          Value
---------                                                          -----

        DRUGS 5.62% (CONT'D.)
     3,100  Johnson & Johnson Corp.                             $   154,225
     1,300  Merck & Co., Inc.                                       103,025
     1,800  Pfizer, Inc.                                            149,175
     1,500  Schering-Plough Corp.                                    97,125
     3,900  Teva Pharmaceutical Industries
            Ltd. ADR                                                195,975
                                                                -----------
                                                                  1,269,487
                                                                -----------

            ELECTRONICS 3.70%
     4,200  Diebold, Inc.                                           264,075
     3,000  General Electric Co.                                    296,625
     1,700  Hewlett-Packard Co.                                      85,425
     2,900  Honeywell, Inc.                                         190,675
                                                                -----------
                                                                    836,800
                                                                -----------

            ENTERTAINMENT 0.65%
     2,200  MGM Grand, Inc.<F9>                                      76,725
     1,000  Walt Disney Co.                                          69,625
                                                                -----------
                                                                    146,350
                                                                -----------

            ENVIRONMENTAL SERVICES 0.33%
     2,400  U.S. Filter Corp.<F9>                                    76,200
                                                                -----------

            FINANCIAL SERVICES 4.37%
     5,000  Capital One Financial Corp.                             180,000
     4,500  Finova Group, Inc.                                      289,125
     1,300  Household International, Inc.                           119,925
     1,300  Merrill Lynch & Co., Inc.                               105,950
     5,100  Money Store (The), Inc.                                 140,887
     3,400  SunAmerica, Inc.                                        150,875
                                                                -----------
                                                                    986,762
                                                                -----------

            FOOD 0.84%
     2,100  ConAgra, Inc.                                           104,475
     1,100  CPC International, Inc.                                  85,250
                                                                -----------
                                                                    189,725
                                                                -----------


            HEALTHCARE EQUIPMENT AND
            SUPPLIES 2.66%
     3,100  Boston Scientific Corp.<F9>                            $186,000
     5,600  Omnicare, Inc.                                          179,900
     7,100  Sybron International Corp.<F9>                          234,300
                                                                -----------
                                                                    600,200
                                                                -----------

            HOME FURNISHINGS 2.82%
    20,000  Furniture Brands International, Inc.<F9>                280,000
     6,300  Miller (Herman), Inc.                                   356,737
                                                                -----------
                                                                    636,737
                                                                -----------

            HOSPITAL MANAGEMENT AND
            SERVICES 0.62%
     6,400  Tenet Healthcare Corp.<F9>                              140,000
                                                                -----------

            HOTELS 2.89%
    10,200  Host Marriott Corp.<F9>                                 163,200
     4,500  Marriott International, Inc.                            248,625
     3,300  Promus Hotel Corp.<F9>                                   97,763
     2,600  Starwood Lodging Trust                                  143,325
                                                                -----------
                                                                    652,913
                                                                -----------

            HOUSEHOLD PRODUCTS 1.86%
       800  Clorox Co.                                               80,300
     3,000  Gillette Co.                                            233,250
     1,000  Procter & Gamble Co.                                    107,500
                                                                -----------
                                                                    421,050
                                                                -----------

            INFORMATION SYSTEMS 0.58%
     4,400  Affiliated Computer Services, Inc.<F9>                  130,900
                                                                -----------

            INSURANCE 4.96%
     1,600  American International Group, Inc.                      173,200
     1,500  MGIC Investment Corp.                                   114,000
     3,500  Oxford Health Plans, Inc.<F9>                           204,969
     5,300  Reliastar Financial Corp.                               306,075
     3,600  Travelers Group, Inc.                                   163,350


EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1996

  Number
of Shares                                                          Value
---------                                                          -----

            INSURANCE 4.96% (CONT'D.)
     2,200  UNUM Corp.                                           $  158,950
                                                                -----------
                                                                  1,120,544
                                                                -----------


            MACHINERY AND EQUIPMENT 2.22%
     1,800  Black & Decker Corp.                                     54,225
     2,300  Caterpillar, Inc.                                       173,075
     3,600  Cooper Cameron Corp.<F9>                                275,400
                                                                -----------
                                                                    502,700
                                                                -----------

            MANUFACTURING 2.23%
     3,100  Danaher Corp.                                           144,538
     5,000  Federal Signal Corp.                                    129,375
       800  Johnson Controls, Inc.                                   66,300
     3,100  Tyco International Ltd.                                 163,913
                                                                -----------
                                                                    504,126
                                                                -----------

            MEDIA 0.67%
     4,200  Clear Channel
            Communications, Inc.<F9>                                151,725
                                                                -----------

            MINING 0.64%
     1,700  Potash Corp. of Saskatchewan, Inc.                      144,500
                                                                -----------

            OIL AND GAS 10.34%
     6,200  Baker Hughes, Inc.                                      213,900
     4,000  Barrett Resources Corp.<F9>                             170,500
     6,300  BJ Services Co.<F9>                                     321,300
     1,700  Columbia Gas System, Inc.                               108,162
     5,200  ENSCO International, Inc.<F9>                           252,200
     5,500  Falcon Drilling Co., Inc.<F9>                           215,875
     3,600  Halliburton Co.                                         216,900
     1,700  Mobil Corp.                                             207,825
     3,600  Noble Affiliates, Inc.                                  172,350
     8,800  Rowan Cos., Inc.<F9>                                    199,100
     6,900  Williams Cos., Inc.                                     258,750
                                                                -----------
                                                                  2,336,862
                                                                -----------


            RESTAURANTS 2.03%
     3,100  Boston Chicken, Inc.<F9>                            $   111,213
     3,200  McDonald's Corp.                                        144,800
     7,100  Starbucks Corp.<F9>                                     203,237
                                                                -----------
                                                                    459,250
                                                                -----------

            RETAIL 7.60%
     7,800  Borders Group, Inc.<F9>                                 279,825
     2,400  Corporate Express, Inc.<F9>                              70,650
     5,400  Footstar, Inc.<F9>                                      134,325
     4,000  Home Depot, Inc.                                        200,500
     7,000  PETsMART, Inc.<F9>                                      153,125
     5,600  Price/Costco, Inc.<F9>                                  140,700
     4,700  Safeway, Inc.<F9>                                       200,925
     6,000  Staples, Inc.<F9>                                       108,375
     5,200  Tiffany & Co.                                           190,450
     5,000  Viking Office Products, Inc.<F9>                        133,438
     2,600  Walgreen Co.                                            104,000
                                                                -----------
                                                                  1,716,313
                                                                -----------

            SAVINGS AND LOANS 0.28%
     2,436  Washington Federal, Inc.                                 64,554
                                                                -----------
            TELECOMMUNICATIONS 6.01%
    12,200  ADC Telecommunications, Inc.<F9>                        379,725
     5,300  Andrew Corp.<F9>                                        281,231
     3,200  Aspect Telecommunications Corp.<F9>                     203,200
     4,900  Lucent Technologies, Inc.                               226,625
     4,400  Tellabs, Inc.<F9>                                       165,550
     1,400  U.S. Robotics Corp.<F9>                                 100,800
                                                                -----------
                                                                  1,357,131
                                                                -----------

            WASTE DISPOSAL 2.07%
     3,200  United Waste Systems, Inc.<F9>                          110,000
    11,200  U.S.A. Waste Services, Inc.<F9>                         357,000
                                                                -----------
                                                                    467,000
                                                                -----------


EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1996

  Number
of Shares                                                          Value
---------                                                          -----
            WHOLESALE 1.89%
     7,350  Cardinal Health, Inc.                             $     428,138
                                                                -----------

   515,936  Total Common Stock
            (cost $17,465,897)                                   21,659,285
                                                                -----------

Principal
  Amount
----------

            SHORT-TERM INVESTMENTS 4.63%

$1,046,482  UMB Bank n.a. Money Market
            Fiduciary                                             1,046,482
                                                                -----------

            Total Short-term Investments
            (cost $1,046,482)                                     1,046,482
                                                                -----------

            Total Investments 100.50%
            (cost $18,512,379)                                   22,705,767

            Liabilities less
            other assets (0.50%)                                  (112,605)
                                                                -----------

            NET ASSETS 100.00%                                  $22,593,162
                                                                ===========


            <F9>Non-income producing security
            See notes to financial statements.



BALANCED FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1996

  Number
of Shares                                                          Value
---------                                                          -----
            COMMON STOCKS 58.41%

            ADVERTISING 1.15%
     3,800  Catalina Marketing Corp.<F10>                          $209,475
     4,650  Outdoor Systems, Inc.<F10>                              130,781
                                                                -----------
                                                                    340,256
                                                                -----------

            AEROSPACE 1.27%
     2,100  Northrop Grumman Corp.                                  173,775
     4,100  Precision Castparts Corp.                               203,463
                                                                -----------
                                                                    377,238
                                                                -----------

            APPAREL 1.08%
     2,000  Jones Apparel Group, Inc.<F10>                           74,750
     2,900  Liz Claiborne, Inc.                                     112,013
     1,400  Nike, Inc., Class B                                      83,650
     1,700  Wolverine World Wide, Inc.                               49,300
                                                                -----------
                                                                    319,713
                                                                -----------

            AUTOMOTIVE RELATED INDUSTRIES 0.82%
     2,500  Chrysler Corp.                                           82,500
     5,000  Ford Motor Co.                                          159,375
                                                                -----------
                                                                    241,875
                                                                -----------

            BANKING 2.35%
     3,000  Bankers Trust New York Corp.                            258,750
     1,000  Chase Manhattan Corp.                                    89,250
     3,700  Mellon Bank Corp.                                       262,700
     2,300  PNC Bank Corp.                                           86,538
                                                                -----------
                                                                    697,238
                                                                -----------

            BREWERIES 0.30%
     2,200  Anheuser-Busch Cos., Inc.                                88,000
                                                                -----------

            BUSINESS SERVICES 2.38%
     2,800  APAC Teleservices, Inc.<F10>                            107,450
     4,100  Cincinnati Bell, Inc.                                   252,663
     6,700  National Education Corp.<F10>                           102,175
     4,737  Paychex, Inc.                                           243,659
                                                                -----------
                                                                    705,947
                                                                -----------

    Number
   of Shares                                                          Value
  ----------                                                        -------

            CHEMICALS 1.75%
     2,000  Chemed Corp.                                          $  73,000
     5,500  Crompton & Knowles Corp.                                105,875
     1,000  Dow Chemical Co.                                         78,375
     1,000  du Pont (E.I.) de Nemours and Co.                        94,375
     1,600  Eastman Chemical Co.                                     88,400
     1,700  Great Lakes Chemical Corp.                               79,475
                                                                -----------
                                                                    519,500
                                                                -----------

            COMPUTER COMPONENTS AND SOFTWARE 1.85%
     2,100  Cisco Systems, Inc.<F10>                                133,613
     1,400  Concord EFS, Inc.<F10>                                   39,550
     3,000  Parametric Technology Corp.<F10>                        154,125
     4,700  Sterling Commerce, Inc.<F10>                            165,675
     1,700  Transaction Systems
            Architects, Inc.<F10>                                    56,525
                                                                -----------
                                                                    549,488
                                                                -----------

            COMPUTER EQUIPMENT 0.41%
       800  International Business
            Machines Corp.                                          120,800
                                                                -----------

            COMPUTER SERVICES 1.68%
     1,900  BDM International, Inc.<F10>                            103,075
     3,500  Computer Horizons Corp.<F10>                            134,750
     4,400  Keane, Inc.<F10>                                        139,700
     3,100  Sungard Data Systems, Inc.<F10>                         122,450
                                                                -----------
                                                                    499,975
                                                                -----------

            CONSTRUCTION 0.29%
     1,400  Vulcan Materials Co.                                     85,225
                                                                -----------

            CONSUMER PRODUCTS 0.17%
     1,000  American Brands, Inc.                                    49,625
                                                                -----------

            CONSUMER SERVICES 0.25%
     3,568  Jostens, Inc.                                            75,374
                                                                -----------


BALANCED FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1996

  Number
of Shares                                                          Value
---------                                                          -----
            DRUGS 2.08%
     1,400  American Home Products Corp.                          $  82,075
       800  Bristol-Myers Squibb Co.                                 87,000
     4,300  Dura Pharmaceuticals, Inc.<F10>                         205,325
     2,200  Pharmacia & Upjohn, Inc.                                 87,175
     3,100  Teva Pharmaceutical Industries
            Ltd. ADR                                                155,775
                                                                -----------
                                                                    617,350
                                                                -----------

            ELECTRIC UTILITIES 1.13%
     2,900  DTE Energy Co.                                           93,888
     1,700  FPL Group, Inc.                                          78,200
     3,700  PP&L Resources, Inc.                                     85,100
     4,200  Washington Water Power Co.                               78,225
                                                                -----------
                                                                    335,413
                                                                -----------

            ELECTRONICS 1.81%
     3,000  AMP, Inc.                                               115,125
     3,000  Diebold, Inc.                                           188,625
       800  General Electric Co.                                     79,100
     2,400  Texas Instruments, Inc.                                 153,000
                                                                -----------
                                                                    535,850
                                                                -----------

            ENTERTAINMENT 0.25%
     2,100  MGM Grand, Inc.<F10>                                     73,238
                                                                -----------

            FINANCIAL SERVICES 1.49%
     6,930  Bear Stearns Cos., Inc.                                 193,174
     3,900  Finova Group, Inc.                                      250,575
                                                                -----------
                                                                    443,749
                                                                -----------

            FOOD 0.61%
     2,600  Supervalu, Inc.                                          73,775
     3,250  Sysco Corp.                                             106,031
                                                                -----------
                                                                    179,806
                                                                -----------

            FOREST AND PAPER PRODUCTS 0.26%
     1,800  Potlatch Corp.                                           77,400
                                                                -----------

    Number
  of Shares                                                          Value
  ---------                                                          -----

            HEALTH CARE EQUIPMENT
            AND SUPPLIES 1.95%
     3,000  Bard (C.R.), Inc.                                     $  84,000
     1,800  Baxter International, Inc.                               73,800
     7,600  Omnicare, Inc.                                          244,150
     5,400  Sybron International Corp.                              178,200
                                                                -----------
                                                                    580,150
                                                                -----------

            HOLDING COMPANIES 0.48%
     4,200  RJR Nabisco Holdings Corp.                              142,800
                                                                -----------

            HOME FURNISHINGS 1.51%
    13,500  Furniture Brands International, Inc.<F10>               189,000
     4,600  Miller (Herman), Inc.                                   260,475
                                                                -----------
                                                                    449,475
                                                                -----------

            HOSPITAL MANAGEMENT
            AND SERVICES 0.33%
     2,400  Columbia/HCA Healthcare Corp.                            97,800
                                                                -----------

            HOTELS 1.47%
     8,900  Host Marriott Corp.<F10>                                142,400
     1,500  Marriott International, Inc.                             82,875
     2,800  Promus Hotel Corp.<F10>                                  82,950
     2,300  Starwood Lodging Trust                                  126,787
                                                                -----------
                                                                    435,012
                                                                -----------

            HOUSEHOLD APPLIANCES 0.30%
     4,500  Maytag Corp.                                             88,875
                                                                -----------

            HOUSEHOLD PRODUCTS 0.48%
     4,600  Dial Corp.                                               67,850
     4,600  Viad Corp.                                               75,900
                                                                -----------
                                                                    143,750
                                                                -----------

            INFORMATION SYSTEMS 0.32%
     3,200  Affiliated Computer Services, Inc.<F10>                  95,200
                                                                -----------


BALANCED FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1996

  Number
of Shares                                                          Value
---------                                                          -----
            INSURANCE 2.43%
     1,200  Aetna Life and Casualty Co.                           $  96,000
     3,200  American General Corp.                                  130,800
       600  General Re Corp.                                         94,650
       800  MBIA, Inc.                                               81,000
     1,600  Providian Corp.                                          82,200
     4,100  Reliastar Financial Corp.                               236,775
                                                                -----------
                                                                    721,425
                                                                -----------

            LEISURE 0.30%
     3,700  Brunswick Corp.                                          88,800
                                                                -----------

            MACHINERY & EQUIPMENT 0.72%
     2,800  Cooper Cameron Corp.<F10>                               214,200
                                                                -----------

            MANUFACTURING 1.00%
     4,100  Danaher Corp.                                           191,163
     4,000  Federal Signal Corp.                                    103,500
                                                                -----------
                                                                    294,663
                                                                -----------

            MEDIA 0.41%
     3,400  Clear Channel Communications, Inc.<F10>                 122,825
                                                                -----------

            METAL PRODUCTS 0.30%
     1,400  Aluminum Company of America                              89,250
                                                                -----------

            MINING 0.95%
     2,700  Newmont Mining Corp.                                    120,825
     2,400  Phelps Dodge Corp.                                      162,000
                                                                -----------
                                                                    282,825
                                                                -----------

            NATURAL GAS UTILITIES 1.52%
     3,300  Equitable Resources, Inc.                                98,175
     2,400  NICOR, Inc.                                              85,800
     3,300  Pacific Gas & Electric Co.                               69,300
     2,500  PanEnergy Corp.                                         112,500
     2,500  Peoples Energy Corp.                                     84,688
                                                                -----------
                                                                    450,463
                                                                -----------

    Number
  of Shares                                                          Value
  ---------                                                          -----

            OFFICE EQUIPMENT 0.56%
     1,200  Harris Corp.                                       $     82,350
     1,600  Xerox Corp.                                              84,200
                                                                -----------
                                                                    166,550
                                                                -----------

            OIL AND GAS 7.61%
     2,000  Amerada Hess Corp.                                      115,750
     1,100  Amoco Corp.                                              88,550
       600  Atlantic Richfield Co.                                   79,500
     5,500  Baker Hughes, Inc.                                      189,750
     3,100  Barrett Resources Corp.<F10>                            132,138
     5,600  BJ Services Co.<F10>                                    285,600
     1,000  Chevron Corp.                                            65,000
     4,400  ENSCO International, Inc.<F10>                          213,400
     4,300  Falcon Drilling Co., Inc.<F10>                          168,775
     1,500  Louisiana Land & Exploration Co.                         80,437
     3,000  Noble Affiliates, Inc.                                  143,625
     2,400  Repsol SA-ADR                                            91,500
     7,100  Rowan Cos., Inc.<F10>                                   160,637
     1,500  Texaco, Inc.                                            147,188
     5,800  Ultramar Diamond Shamrock Corp.                         183,425
     3,000  Williams Cos., Inc.                                     112,500
                                                                -----------
                                                                  2,257,775
                                                                -----------

            PERSONAL SERVICES 0.34%
     3,600  Service Corp. International                             100,800
                                                                -----------

            PRINTING AND PUBLISHING 0.76%
     3,000  Deluxe Corp.                                             98,250
     1,500  Dun & Bradstreet Corp.                                   35,625
     2,800  Harland (John H.) Co.                                    92,400
                                                                -----------
                                                                    226,275
                                                                -----------

            REAL ESTATE 0.30%
     2,200  Meditrust Corp.                                          88,000
                                                                -----------

            RESTAURANT 0.53%
     5,500  Starbucks Corp.<F10>                                    157,437
                                                                -----------



BALANCED FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1996

  Number
of Shares                                                          Value
---------                                                          -----
            RETAIL 2.39%
     2,900  Borders Group, Inc.<F10>                            $   104,037
     4,200  Footstar, Inc.<F10>                                     104,475
     1,500  Penney (J.C.) Co., Inc.                                  73,125
     6,000  PETsMART, Inc.<F10>                                     131,250
     3,200  Tiffany & Co.                                           117,200
     3,900  Viking Office Products, Inc.<F10>                       104,081
     3,300  Wal-Mart Stores, Inc.                                    75,487
                                                                -----------
                                                                    709,655
                                                                -----------

            SEMICONDUCTORS 0.40%
       900  Intel Corp.                                             117,844
                                                                -----------

            STEEL/IRON 0.14%
       800  Nucor Corp.                                              40,800
                                                                -----------

            TELECOMMUNICATIONS 4.47%
     7,400  ADC Telecommunications, Inc.<F10>                       230,325
     1,400  Andrew Corp.<F10>                                        74,287
     2,500  Aspect Telecommunications Corp.<F10>                    158,750
     3,600  AT&T Corp.                                              156,600
     3,100  GTE Corp.                                               141,050
     2,300  Pacific Telesis Group                                    84,525
     2,200  Southern New England Telecommunications Corp.            85,525
     2,300  Sprint Corp.                                             91,712
     3,600  Tellabs, Inc.<F10>                                      135,450
     1,100  U.S. Robotics Corp.<F10>                                 79,200
     2,800  US West Communications Group                             90,300
                                                                -----------
                                                                  1,327,724
                                                                -----------

            TEXTILES 0.25%
     1,700  Springs Industries, Inc., Class A                        73,100
                                                                -----------

            TOBACCO PRODUCTS 0.91%
     1,200  Philip Morris Cos., Inc.                                135,150
     4,200  UST, Inc.                                               135,975
                                                                -----------
                                                                    271,125
                                                                -----------
    Number
  of Shares                                                          Value
  ---------                                                          -----

            TRANSPORTATION 0.88%
     3,500  Alexander & Baldwin, Inc.                         $      87,500
     1,800  GATX Corp.                                               87,300
     2,000  PHH Corp.                                                86,000
                                                                -----------
                                                                    260,800
                                                                -----------

            WASTE DISPOSAL 0.40%
     3,700  U.S.A. Waste Services, Inc.<F10>                        117,937
                                                                -----------

            WHOLESALE 0.62%
     3,150  Cardinal Health, Inc.                                   183,487
                                                                -----------

            Total Common Stocks
            (cost $13,414,886)                                   17,329,882
                                                                -----------

Principal
  Amount
---------

            FIXED INCOME BONDS  37.99%

            ASSET-BACKED SECURITIES 4.29%
  $225,000  Amresco Residential Securities
            Mortgage Loan Trust,
            8.075%, 4/25/26                                         233,288
   100,000  Amresco Residential Securities
            Mortgage Loan Trust,
            7.05%, 4/25/27                                           97,944
   125,000  Chase Manhattan Auto Owner Trust,
            5.95%, 11/15/00                                         124,557
   100,000  Chase Manhattan Credit Card Master
            Trust, 7.04%, 2/15/04                                   102,430
   100,000  EQCC Home Equity Loan Trust,
            8.95%, 1/15/15                                          108,588
   125,000  Ford Credit Auto Trust,
            6.50%, 11/15/99                                         126,117
    75,000  Green Tree Financial Corp.,
            6.35%, 12/15/26                                          74,743


BALANCED FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1996

Principal
  Amount                                                           Value
---------                                                          -----
            ASSET-BACKED SECURITIES 4.29% (CONT'D.)
  $159,497  Old Stone Credit Corp. Home
            Equity Trust, 5.85%, 3/15/08                        $   155,439
   125,000  Premier Auto Trust,
            6.50%, 3/6/00                                           125,920
    50,000  UCFC Home Equity Loan Trust,
            7.825% 12/15/27                                          51,387
    75,083  Union Federal Savings Bank Trust,
            4.875%, 2/15/00                                          74,317
                                                                -----------
                                                                  1,274,730
                                                                -----------

            CORPORATE BONDS 19.02%
   225,000  Associates Corp. of North America,
            7.75%, 2/15/05                                          237,375
   225,000  BarclaysAmerican Corp.,
            7.875%, 8/15/98                                         230,344
   150,000  Bellsouth Capital Funding,
            6.04%, 11/15/26                                         148,688
   200,000  Citicorp, 8.11%, 11/4/04                                216,500
   225,000  Coca-Cola Enterprises, Inc.,
            7.00%, 10/1/26                                          229,500
   130,000  Commercial Credit Co.,
            7.875%, 2/1/25                                          140,563
   100,000  Commonwealth Edison Co.,
            8.375%, 10/15/06                                        107,500
   100,000  El Paso Natural Gas Co.,
            6.75%, 11/15/03                                          99,500
   130,000  Endesa-Chile Overseas,
            7.20%, 4/1/06                                           129,350
   250,000  Ford Motor Credit,
            8.375%, 1/15/00                                         263,125
   150,000  General Motors Acceptance Corp.,
            8.875%, 6/1/10                                          173,813
   100,000  Grace (W.R.) & Co.,
            8.00%, 8/15/04                                          104,125
   225,000  Grand Metropolitan Investment PLC,
            7.45%, 4/15/35                                          235,687

   Principal
    Amount                                                          Value
  ---------                                                         -----

            CORPORATE BONDS 19.02% (CONT'D.)
  $250,000  Heller Financial Corp.,
            9.375%, 3/15/98                                     $   259,375
   260,000  Household Finance Corp.,
            7.125%, 4/30/99                                         264,225
   220,000  Lehman Brothers, Inc.,
            8.80%, 3/1/15                                           248,600
   120,000  Lockheed Martin Corp.,
            6.85%, 5/15/01                                          121,200
   100,000  Nabisco, Inc.,
            7.55%, 6/15/15                                           98,625
   150,000  NationsBank Corp.,
            8.57%, 11/15/24                                         173,062
   175,000  New Jersey Bell Telephone Co.,
            7.85%, 11/15/29                                         191,625
   250,000  Pacific Gas & Electric Co.,
            7.67%, 12/15/98                                         256,562
   250,000  Quebec Province,
            6.29%, 3/6/26                                           244,115
   115,000  Rodamco NV,
            7.30%, 5/15/05                                          116,869
   150,000  Rollins Truck Leasing Corp.,
            7.00%, 3/15/01                                          151,875
   175,000  Southern California Edison Co.,
            5.60%, 12/15/98                                         173,250
   100,000  Tenneco, Inc.,
            10.20%, 3/15/08                                         121,625
   130,000  Union Pacific Resources,
            7.00%, 10/15/06                                         131,137
   250,000  Virginia Electric & Power Co.,
            9.30%, 6/9/99                                           266,875
   250,000  Wal-Mart Stores,
            6.125%, 10/1/99                                         249,375
   250,000  WMX Technologies, Inc.,
            7.10%, 8/1/26                                           258,125
                                                                -----------
                                                                  5,642,590
                                                                -----------


BALANCED FUND
SCHEDULE OF INVESTMENTS (CONT'D.)
DECEMBER 31, 1996

Principal
  Amount                                                           Value
---------                                                          -----
            U.S. GOVERNMENT AGENCIES 6.89%
  $100,000  FHLMC, Series 1563, Class E,
            4.75%, 3/15/06                                      $    96,535
   250,000  FHLMC, Series 1576, Class PH,
            6.00%, 1/15/08                                          239,663
   296,096  FHLMC, Pool 555316,
            9.00%, 3/1/15                                           312,844
    75,000  FHLMC, Series 1577, Class PH,
            6.30%, 3/15/23                                           72,705
   100,000  FNMA, 6.29%, 10/4/00                                    100,086
   100,000  FNMA, 5.72%, 3/8/01                                      97,849
   120,000  FNMA, 6.15%, 12/14/01                                   117,844
    90,218  FNMA Pool 50361,
            9.00%, 11/1/05                                           94,475
   100,000  FNMA, 6.89%, 4/25/06                                    101,564
    50,000  FNMA, Series 1993-191, Class PH,
            6.00%, 5/25/08                                           47,838
   175,000  FNMA, Series 1996-21, Class PG,
            6.00%, 2/25/10                                          167,035
   300,000  FNMA, Series 1994-59, Class PE,
            5.00%, 3/25/22                                          285,125
     6,787  GNMA, Pool 031096,
            9.50%, 6/15/09                                            7,336
   154,412  Guaranteed Export Certificates,
            6.28%, 6/15/04                                          153,377
   150,000  Tennessee Valley Authority,
            6.235%, 7/15/45                                         150,375
                                                                -----------
                                                                  2,044,651
                                                                -----------

            U.S. TREASURY OBLIGATIONS 7.79%
   240,000  U.S. Treasury Bond,
            8.875%, 8/15/17                                         296,611
   170,000  U.S. Treasury Bond,
            8.00%, 11/15/21                                         195,191
   550,000  U.S. Treasury Note,
            5.50%, 11/15/98                                         546,496
   130,000  U.S. Treasury Note,
            7.75%, 12/31/99                                         136,048


Principal
  Amount                                                           Value
---------                                                          -----

            U.S. TREASURY OBLIGATIONS 7.79% (CONT'D.)
  $180,000  U.S. Treasury Note,
            7.75%, 1/31/00                                     $    188,417
   700,000  U.S. Treasury Note,
            7.125%, 2/29/00                                         720,853
   150,000  U.S. Treasury Note,
            7.50%, 2/15/05                                          160,404
   320,000  U.S. Treasury Strips, 2/15/20                            66,090
                                                                -----------
                                                                  2,310,110
                                                                -----------
            Total Fixed Income Bonds
            (cost $11,142,193)                                   11,272,081
                                                                -----------

            SHORT-TERM INVESTMENTS 2.88%

   855,400  UMB Bank n.a. Money Market
            Fiduciary                                               855,400
                                                                -----------

            Total Short-term Investments
            (cost $855,400)                                         855,400
                                                                -----------

            Total Investments 99.28%
            (cost $25,412,479)                                   29,457,363

            Other assets
            less liabilities 0.72%                                  212,644
                                                                -----------

            NET ASSETS 100.00%                                  $29,670,007
                                                                ===========

            <F10>Non-income producing security
            See notes to financial statements.



STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                         FIXED INCOME  EQUITY INCOME  EQUITY GROWTH  BALANCED
                             FUND           FUND           FUND        FUND
                             ----           ----           ----        ----
ASSETS:
 Investments at value
  (cost $36,369,089,
  $42,630,928, $18,512,379
  and $25,412,479,
  respectively)           $36,746,321    $54,052,254   $22,705,767  $29,457,363
 Interest and dividends
  receivable                  504,786        147,184        13,773      207,345
 Cash                              --             --            --       88,035
 Receivable for
  securities sold                  --         43,939            --        8,788
 Prepaid expenses              12,873         10,689        12,316        9,273
 Organizational expenses,
  net of accumulated
  amortization                  5,857          5,857         5,857        5,857
                           ----------     ----------    ----------   ----------

  Total Assets             37,269,837     54,259,923    22,737,713   29,776,661
                           ----------     ----------    ----------   ----------

LIABILITIES:
 Payable for securities
  purchased                        --             --       110,225       62,176
 Accrued expenses              22,959         29,863        16,369       19,381
 Accrued investment
  advisory fee                 17,884         45,771        17,957       25,097
                           ----------     ----------    ----------   ----------

  Total Liabilities            40,843         75,634       144,551      106,654
                           ----------     ----------    ----------   ----------

NET ASSETS                $37,228,994    $54,184,289   $22,593,162  $29,670,007
                           ==========     ==========    ==========   ==========

NET ASSETS CONSIST OF:
 Capital stock            $       376    $       409   $       168  $       257
 Paid-in-capital in
  excess of par            37,306,516     42,815,086    18,413,304   25,632,608
 Undistributed net
  investment income             4,527          7,258            --        2,979
 Undistributed net
  realized loss
  on investments            (459,657)       (59,790)      (13,698)     (10,721)
 Net unrealized
  appreciation
  on investments              377,232     11,421,326     4,193,388    4,044,884
                           ----------     ----------    ----------   ----------

  NET ASSETS              $37,228,994    $54,184,289   $22,593,162  $29,670,007
                           ==========     ==========    ==========   ==========

CAPITAL STOCK,
$.0001 PAR VALUE
 Authorized               125,000,000    125,000,000   125,000,000  125,000,000
 Issued and outstanding     3,759,741      4,086,659     1,679,515    2,573,200

NET ASSET VALUE,
REDEMPTION PRICE AND
OFFERING PRICE
PER SHARE                       $9.90         $13.26        $13.45       $11.53
                                =====         ======        ======       ======

See notes to financial statements.



STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                         FIXED INCOME  EQUITY INCOME  EQUITY GROWTH  BALANCED
                             FUND           FUND           FUND        FUND
                             ----           ----           ----        ----
INVESTMENT INCOME:
 Interest                  $2,299,180    $   102,993  $     46,330  $   734,275
 Dividends                         --      1,424,720       132,749      286,767
                           ----------     ----------    ----------   ----------
                            2,299,180      1,527,713       179,079    1,021,042
                           ----------     ----------    ----------   ----------

EXPENSES:
 Investment advisory
  fees                        214,268        479,210       189,186      278,719
 Administration and
  fund accounting fees         67,228         90,155        35,579       52,460
 Shareholder servicing
  fees                         32,364         35,451        28,427       30,268
 Federal and state
  registration fees            15,457         22,577        12,038        8,799
 Audit fees                     9,350         13,344         2,892        6,415
 Pricing fees                   9,042          3,191         4,701       14,608
 Legal fees                     6,893          9,234         3,433        5,372
 Other                          4,255          5,597         2,116        3,099
 Amortization of
  organization expenses         2,936          2,936         2,936        2,936
 Custody fees                   2,828          5,678         8,445       10,928
 Reports to shareholders        1,393          2,498         1,357          580
 Insurance                        629            748           278          474
 Directors' fees                  391          1,253            20           --
                           ----------     ----------    ----------   ----------
Total expenses
  before waiver               367,034        671,872       291,408      414,658
 Waiver of fees              (10,507)             --       (7,841)     (13,936)
                           ----------     ----------    ----------   ----------

  Net Expenses                356,527        671,872       283,567      400,722
                           ----------     ----------    ----------   ----------

NET INVESTMENT
INCOME (LOSS)               1,942,653        855,841     (104,488)      620,320
                           ----------     ----------    ----------   ----------

REALIZED AND UNREALIZED
(LOSS) GAIN:
 Net realized gain on
  investments                  41,413      2,920,709     2,335,310    2,202,647
 Change in unrealized
  appreciation/
  depreciation on
  investments               (940,079)      5,216,409     1,597,211    1,145,135
                           ----------     ----------    ----------   ----------
  Net (Loss) Gain on
  Investments               (898,666)      8,137,118     3,932,521    3,347,782
                           ----------     ----------    ----------   ----------

NET INCREASE IN NET
ASSETS RESULTING FROM
OPERATIONS                 $1,043,987     $8,992,959    $3,828,033   $3,968,102
                           ==========     ==========    ==========   ==========

See notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS (PART 1)

                             FIXED INCOME                 EQUITY INCOME
                                 FUND                          FUND
                                 ----                          ----
                         Year           Year           Year           Year
                         ended          ended          ended          ended
                     Dec. 31, 1996  Dec. 31, 1995  Dec. 31, 1996  Dec. 31, 1995
                     -------------  -------------  -------------  -------------

OPERATIONS:
 Net investment
  income (loss)      $  1,942,653   $  1,827,396    $   855,841   $    907,779
 Net realized gain
  on investments           41,413        387,462      2,920,709      2,568,064
 Change in
  unrealized
  appreciation/
  depreciation on
  investments           (940,079)      2,799,242      5,216,409      7,585,055
                       ----------     ----------     ----------     ----------
  Net Increase in Net
  Assets Resulting
  from Operations       1,043,987      5,014,100      8,992,959     11,060,898
                       ----------     ----------     ----------     ----------

DISTRIBUTIONS OF:
 Net investment
  income              (1,957,366)    (1,835,221)      (849,533)      (919,555)
 Net realized gains            --             --    (2,896,588)    (1,995,841)
                       ----------     ----------     ----------     ----------
  Total Distributions (1,957,366)    (1,835,221)    (3,746,121)    (2,915,396)
                       ----------     ----------     ----------     ----------

CAPITAL SHARE
TRANSACTIONS:
 Shares sold            4,792,119      8,894,331      8,087,479      5,469,235
 Shares issued to
  holders in
  reinvestment of
  distributions         1,821,795      1,816,185      3,659,747      3,116,750
 Shares redeemed      (4,088,392)    (6,419,602)    (4,912,154)    (6,845,993)
                       ----------     ----------     ----------     ----------
  Net Increase
  (Decrease)            2,525,522      4,290,914      6,835,072      1,739,992
                       ----------     ----------     ----------     ----------

TOTAL INCREASE
(DECREASE) IN
NET ASSETS              1,612,143      7,469,793     12,081,910      9,885,494

NET ASSETS:
 Beginning of period   35,616,851     28,147,058     42,102,379     32,216,885
                       ----------     ----------     ----------     ----------
 End of period        $37,228,994    $35,616,851    $54,184,289    $42,102,379
                       ==========     ==========     ==========     ==========

See notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS (PART 2)

                            EQUITY GROWTH                    BALANCED
                                 FUND                          FUND
                                 ----                          ----
                         Year           Year           Year           Year
                         ended          ended          ended          ended
                     Dec. 31, 1996  Dec. 31, 1995  Dec. 31, 1996  Dec. 31, 1995
                     -------------  -------------  -------------  -------------

OPERATIONS:
 Net investment
  income (loss)     $   (104,488) $     (12,422)  $     620,320  $     869,085
 Net realized gain
  on investments        2,335,310        907,467      2,202,647      1,793,984
 Change in
  unrealized
  appreciation/
  depreciation on
  investments           1,597,211      2,318,801      1,145,135      3,484,654
                       ----------     ----------     ----------     ----------
  Net Increase in
  Net Assets Resulting
  from Operations       3,828,033      3,213,846      3,968,102      6,147,723
                       ----------     ----------     ----------     ----------
DISTRIBUTIONS OF:
 Net investment income         --             --      (625,655)      (878,699)
 Net realized gains   (2,224,193)             --    (2,179,125)      (568,623)
                       ----------     ----------     ----------     ----------
  Total Distributions (2,224,193)             --    (2,804,780)    (1,447,322)
                       ----------     ----------     ----------     ----------

CAPITAL SHARE
TRANSACTIONS:
 Shares sold            4,869,180      3,722,084      2,339,062      1,867,499
 Shares issued to
  holders in
  reinvestment of
  distributions         2,190,052         11,612      2,785,184      1,562,410
 Shares redeemed      (1,981,568)    (1,140,257)    (3,396,378)   (11,465,880)
                       ----------     ----------     ----------     ----------
  Net Increase
  (Decrease)            5,077,664      2,593,439      1,727,868    (8,035,971)
                       ----------     ----------     ----------     ----------

TOTAL INCREASE
(DECREASE) IN
NET ASSETS              6,681,504      5,807,285      2,891,190    (3,335,570)

NET ASSETS:
 Beginning of period   15,911,658     10,104,373     26,778,817     30,114,387
                       ----------     ----------     ----------     ----------
 End of period        $22,593,162    $15,911,658    $29,670,007    $26,778,817
                       ==========     ==========     ==========     ==========


See notes to financial statements.

FINANCIAL HIGHLIGHTS (PART 1)

                                              FIXED INCOME                                      EQUITY INCOME
                                                  FUND                                              FUND
                                                  ----                                              ----
                               Year             Year       Jan. 3, 1994<F11>       Year             Year      Jan. 3, 1994 <F11>
                              ended            ended            through           ended             ended          through
                          Dec. 31, 1996    Dec. 31, 1995     Dec. 31, 1994    Dec. 31, 1996     Dec. 31, 1995   Dec. 31, 1994
                          -------------    -------------     -------------    -------------     -------------   -------------
Net Asset Value,
Beginning of Period            $10.17            $9.24          $10.00           $11.83              $9.39             $10.00

Income from Investment
Operations:
 Net investment income (loss)    0.54             0.54            0.46             0.23               0.28               0.32
 Net realized and unrealized
   (losses) gains on
   investments                 (0.27)             0.93          (0.77)             2.18               3.03             (0.61)
                              -------          -------        --------          -------            -------            -------
   Total from Investment
   Operations                    0.27             1.47          (0.31)             2.41               3.31             (0.29)
                              -------          -------        --------          -------            -------            -------

Less Distributions:
 Dividends from net investment
   income                      (0.54)           (0.54)          (0.45)           (0.23)             (0.28)             (0.32)
 Distributions from net
   realized gains                  --               --              --           (0.75)             (0.59)                 --
                              -------          -------        --------          -------            -------            -------
   Total Distributions         (0.54)           (0.54)          (0.45)           (0.98)             (0.87)             (0.32)
                              -------          -------        --------          -------            -------            -------

Net Asset Value, End of
Period                          $9.90           $10.17           $9.24           $13.26             $11.83              $9.39
                                =====           ======           =====           ======             ======              =====

Total Return <F12>              2.83%           16.26%         (3.09)%           20.43%             35.62%            (2.93)%

Supplemental Data and Ratios:
 Net assets, end of period
   (in thousands)             $37,229          $35,617         $28,147          $54,184            $42,102            $32,217
 Ratio of net expenses
   to average
   net assets <F13> <F14>       1.00%            0.98%           1.00%            1.40%              1.37%              1.45%
 Ratio of net investment
   income to
   average net
   assets <F13> <F14>           5.44%            5.46%           4.84%            1.79%              2.47%              3.33%
 Portfolio turnover rate         169%             126%            139%              32%                40%               106%
 Average commission rate
   paid on
   portfolio investment
   transactions<F15>              N/A              N/A             N/A          $0.0554                N/A                N/A



FINANCIAL HIGHLIGHTS (PART 2)
                                              EQUITY GROWTH                                       BALANCED
                                                  FUND                                              FUND
                                                  ----                                              ----

                               Year             Year       Jan. 3, 1994<F11>       Year             Year      Jan. 3, 1994<F11>
                              ended            ended            through           ended             ended          through
                          Dec. 31, 1996    Dec. 31, 1995     Dec. 31, 1994    Dec. 31, 1996     Dec. 31, 1995   Dec. 31, 1994
                          -------------    -------------    --------------    -------------     -------------   -------------
Net Asset Value,
  Beginning of Period          $12.13            $9.31          $10.00           $11.03              $9.43             $10.00

Income from Investment
  Operations:
 Net investment income (loss)  (0.06)           (0.01)            0.01             0.26               0.32               0.26
 Net realized and unrealized
   (losses) gains on
   investments                   2.84             2.83          (0.69)             1.41               1.84             (0.57)
                              -------          -------        --------          -------            -------            -------
   Total from Investment
     Operations                  2.78             2.82          (0.68)             1.67               2.16             (0.31)
                              -------          -------        --------          -------            -------            -------

Less Distributions:
 Dividends from net investment
   income                          --               --          (0.01)           (0.26)             (0.33)             (0.26)
 Distributions from net
   realized gains              (1.46)               --              --           (0.91)             (0.23)                 --
                              -------          -------        --------          -------            -------            -------
   Total Distributions         (1.46)               --          (0.01)           (1.17)             (0.56)             (0.26)
                              -------          -------        --------          -------            -------            -------

Net Asset Value,
  End of Period                $13.45           $12.13           $9.31           $11.53             $11.03              $9.43
                              =======          =======        ========          =======            =======            =======

Total Return <F12>             22.90%           30.29%         (6.78)%           15.29%             23.14%            (3.06)%

Supplemental Data and Ratios:
 Net assets, end of period
   (in thousands)             $22,593          $15,912         $10,104          $29,670            $26,779            $30,114
 Ratio of net expenses
   to average net
   assets <F13> <F14>           1.50%            1.50%           1.50%            1.44%              1.46%              1.49%
 Ratio of net investment
    income to average
    net assets <F13> <F14>    (0.55)%          (0.10)%           0.14%            2.23%              2.93%              2.75%
 Portfolio turnover rate         112%             102%             98%             111%               118%               111%
 Average commission rate
   paid on portfolio investment
   transactions<F15>          $0.0649              N/A             N/A          $0.0635                N/A                N/A


<F11>  Commencement of operations.
<F12>  Not annualized for the period from January 3, 1994 through December 31, 1994.
<F13>  Annualized for the period from January 3, 1994 through December 31, 1994.
<F14>  Net of waivers.  Absent waivers, the ratio of net expenses to average net assets would be 1.03%, 0.98% and 1.11% for the
       Fixed Income Fund; 1.40%, 1.37% and 1.45% for the Equity Income Fund; 1.54%, 1.61% and 1.76% for the Equity Growth Fund and
       1.49%, 1.46% and 1.49% for the Balanced Fund, respectively.  The ratio of net investment income would be 5.41%, 5.46% and
       4.73% for the Fixed Income Fund; 1.79%, 2.47% and 3.33% for the Equity Income Fund; (0.59)%, (0.21)% and (0.12)% for the
       Equity Growth Fund and 2.18%, 2.93% and 2.75% for the Balanced Fund, respectively.
<F15>  Disclosure of this rate is required by the Securities and Exchange Commission on a prospective basis beginning in 1996.

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

1. ORGANIZATION
 The Aquinas Funds, Inc. was incorporated on October 20, 1993 as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940. The Fixed Income, Equity Income, Equity Growth and Balanced Funds (the "Funds") are separate, diversified portfolios of The Aquinas Funds, Inc. The Funds are managed by Aquinas Investment Advisers, Inc. (the "Adviser") and commenced operations on January 3, 1994.

 Costs incurred with the organization, initial registration and public offering of shares aggregating $12,959 for each of the Fixed Income, Equity Income, Equity Growth and Balanced Funds have been paid by the Funds. These costs were deferred and are being amortized over a period of not more than five years from the Funds' commencement of operations. The proceeds of any redemption of the initial shares by the original shareholder or any transferee will be reduced by a pro rata portion of any then unamortized deferred organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

2. SIGNIFICANT ACCOUNTING POLICIES
 The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a) Investment Valuation - Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price. Securities traded on only over-the-counter markets are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Funds' Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates value. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Directors.

b) Delayed Delivery Transactions - The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

c) Federal Income Taxes - No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intend to continue to so comply in future years. As of December 31, 1996, the Fixed Income Fund had a federal income tax capital loss carryforward of $373,400 expiring in 2002. To the extent the Fixed Income Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryforward. During the year ended December 31, 1996, the Fixed Income and Equity Growth Funds utilized $114,653 and $17,121, of their previous capital loss carryforwards, respectively.

d) Distributions to Shareholders - All of the Funds except the Fixed Income Fund pay dividends of net investment income quarterly. The Fixed Income Fund declares and pays dividends of net investment income monthly. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at December 31, 1996, reclassifications were recorded to increase undistributed net investment income by $13,325, $631, $104,488, and $5,673; increase (decrease) accumulated net realized loss on investments by $(11,916), $778, $(103,074), and $(4,264); and decrease paid-in-
capital in excess of par by $1,409, $1,409, $1,414 and $1,409 for the Fixed Income, Equity Income, Equity Growth and Balanced Funds, respectively.

For the year ended December 31, 1996, 0%, 100%, 0% and 44% of dividends paid from net investment income, excluding short-term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Fixed Income, Equity Income, Equity Growth and Balanced Funds, respectively.

e) Expenses - Each Fund is charged for those expenses that are directly attributable to it, such as investment advisory and custody fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

f) Other - Investment transactions are accounted for on the trade date plus one. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the level yield to maturity method.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS
 Each of the Funds has entered into an agreement with the Adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds will pay the Adviser a fee, computed daily and payable monthly, at the annual rate of the following percentage on average daily net assets: 0.60% for the Fixed Income Fund; and 1.00% for the Equity Income, Equity Growth and Balanced Funds.

 The Adviser voluntarily agreed to reimburse its management fee to the extent that total annual operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.00% of the average net assets of the Fixed Income Fund and 1.50% of the average net assets of the Equity Income, Equity Growth and Balanced Funds, respectively, computed on a daily basis. For the year ended December 31, 1996, expenses of $10,507 and $7,841 were waived by the Adviser in the Fixed Income and Equity Growth Funds, respectively.

 Sunstone Financial Group, Inc. (the "Administrator") may periodically volunteer to reduce all or a portion of its administrative fee with respect to one or more of the Funds. These waivers may be terminated at any time at the Administrator's discretion. The Administrator may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fee will cause the yield of that Fund to be higher than it would be in the absence of such reduction. For the year ended December 31, 1996, administrative fees of $13,936 were waived in the Balanced Fund.

4. CAPITAL SHARE TRANSACTIONS
 Transactions in shares of the Funds for the year ended December 31, 1996, were as follows:

                      Fixed Income   Equity Income    Equity Growth    Balanced
                          Fund            Fund            Fund           Fund
                     -------------   -------------   --------------   ----------

 Shares sold              483,744          641,027        353,769      193,954
 Shares issued to holders
    in reinvestment
    of distributions      185,223          275,606        162,226      240,268
 Shares redeemed        (412,722)        (387,771)      (148,566)    (288,492)
                      -----------      -----------    -----------  -----------
   Net Increase           256,245          528,862        367,429      145,730
                      ===========      ===========    ===========  ===========


 Transactions in shares of the Funds for the year ended December 31, 1995, were as follows:

                      Fixed Income   Equity Income    Equity Growth    Balanced
                          Fund            Fund            Fund           Fund
                     -------------   -------------   --------------   ----------

 Shares sold              918,743          478,079         330,069     177,937
 Shares issued to holders
    in reinvestment
    of distributions      186,127          273,398           1,247     147,765
 Shares redeemed        (649,025)        (625,087)       (104,622) (1,090,677)
                      -----------      -----------    -----------  -----------
   Net Increase
   (Decrease)            455,845          126,390         226,694   (764,975)
                      ===========      ===========    ===========  ===========


5. INVESTMENT TRANSACTIONS
 The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended December 31, 1996, were as follows:

                        Fixed Income  Equity Income  Equity Growth   Balanced
                            Fund           Fund           Fund         Fund
                        ------------  -------------  -------------- ---------
 Purchases
   U.S. Government       $20,400,774            --            -- $  5,404,020
   Other                  37,376,340   $18,962,259   $22,736,970   24,143,702
 Sales
   U.S. Government        19,064,509            --            --    3,993,073
   Other                  37,491,921    14,709,420    20,215,803   26,354,621



 At December 31, 1996, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes of $36,455,346, $42,690,636, $18,526,151, and $25,456,633, were as follows:

                      Fixed Income  Equity Income   Equity Growth   Balanced
                          Fund          Fund            Fund          Fund
                     -------------  -------------  --------------   ---------

 Appreciation            $550,879    $11,833,196     $4,405,479   $4,233,070
 (Depreciation)         (259,904)      (471,578)      (225,863)    (232,340)
                       ----------    -----------     ----------   ----------
   Net Appreciation
     on Investments      $290,975    $11,361,618     $4,179,616   $4,000,730
                       ==========    ===========     ==========   ==========



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of The Aquinas Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of The Aquinas Funds, Inc. (a Maryland corporation, which includes the Aquinas Fixed Income Fund, Aquinas Equity Growth Fund, Aquinas Equity Income Fund, and Aquinas Balanced Fund, collectively the "Funds"), including the schedules of investments, as of December 31, 1996, and the related statements of operations for the year then ended, statements of changes in net assets for the year then ended and the year ended December 31, 1995, and the financial highlights for the year then ended, the year ended December 31, 1995 and the period from January 3, 1994 (commencement of operations) through December 31, 1994. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodians and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Aquinas Funds, Inc. as of December 31, 1996, and the results of its operations for the year then ended, the changes in its net assets for the year then ended and the year ended December 31, 1995 and its financial highlights for the year then ended, the year ended December 31, 1995 and the period from January 3, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles.



                              ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
January 24, 1997



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(LOGO)
THE AQUINAS FUNDS, INC.
P.O. Box 419533
Kansas City, MO 64141-6533
Telephone: 1 (800) 423-6369

This report is submitted for the general information of shareholders of The Aquinas Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Funds. The prospectus includes more complete information about management fees and expenses. Please read the prospectus carefully.